THREE CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

March 31, 2017
Dear Investor:

The Sound Shore Fund's Investor and Institutional Classes posted healthy gains of 4.55% and 4.58%, respectively, in the first quarter of 2017 as optimism from solid corporate earnings more than offset uncertainty around the timing of US fiscal stimulus.  Within the overall market, technology stocks continued their strong performance, while energy and financial shares took a breather following sharp gains in the second half of 2016.
We are required by the SEC to say that:  Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  The Fund's Investor Class 1, 5, and 10-year average annual total returns for the period ended March 31, 2017 were 19.15%, 13.32%, and 6.60%, respectively.  The Fund's Institutional Class 1, 5, and 10-year average annual total returns for the period ended March 31, 2017 were 19.34%, 13.53%, and 6.80%, respectively.  Fund returns assume the reinvestment of all dividend and capital gain distributions. The total annual operating expense ratio (gross) is 0.93% for the Investor Class and 0.83% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2017. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).  For the most recent month-end performance, please visit the Fund's website at www.soundshorefund.com.

Sound Shore's first quarter 2017 results were consistent with markets increasingly driven by underlying company fundamentals – more a "market of stocks" than a "stock market." Unchanged since our 1978 founding, Sound Shore's contrarian investment process starts with a review of inexpensive stocks, and then focuses on their specific earnings and cash flow drivers. By identifying sector winners led by managements building long-term value, we believe our portfolio has the potential to outperform in a wide range of economic scenarios over a market cycle.
For example, specialty drug maker Allergan, which had a strong start to the year, provides a great case study of Sound Shore's process.  We initiated our Allergan position in the fourth quarter of 2016 when the stock was valued below normal at 12 times earnings, with a 7% free cash yield, primarily due to investor concerns about industry pricing.  By contrast, our research identified significant Allergan-specific prospective advantages: Faster sales and earnings growth via its Botox aesthetics franchise, an industry-leading new product pipeline, and lower regulatory risk given a reasonable pricing history and a significant self-pay customer base. With a strong balance sheet and a capable, shareholder-driven management team, we believe Allergan continues to have substantial upside.
Similarly, software maker Oracle performed well in the period as this "legacy" technology franchise confirmed that it is successfully competing amidst significant industry disruption.  Oracle gained after reporting cloud software sales that topped skeptical forecasts thanks to its unrivalled installed customer base.  Valued at 15 times earnings (net of cash), Oracle continues to have significant upside as it further adapts to new business dynamics and pursues market share growth.

Meanwhile, Occidental Petroleum was one of the quarter's bigger laggards, as it declined along with the energy sector.  We started our Oxy holding in 2016 after the stock had underperformed significantly and was valued at meaningful discounts to history and its peers on cash flow and oil reserves.  Oxy is defined by its high return on capital properties, including the industry's largest acreage position in the prolific Permian Basin of West Texas and New Mexico, and a long-lived, low maintenance portfolio in the Middle East.  In addition, management's current emphasis on lowering costs and capital spending should make Oxy free cash positive at $50 oil prices by 2018.  Given its strong balance sheet and a 4.7% annual dividend yield, Oxy has an attractive risk/reward profile and we added to our position on the recent pullback.
Recently, stock correlations have been declining and, for the first time since the financial crisis, are close to their long-term averages.  Interest rates and inflation are rising slightly from near-zero levels, and corporate earnings growth is projected to continue through 2017.  These dynamics would appear to create a fertile environment for stock pickers like Sound Shore.  Indeed, Sound Shore's portfolio was valued at 16.0 times forward earnings, a slightly wider than normal discount to the S&P 500 Index at 18.3 times.  Our valuation based, bottom up research process continues to surface opportunities where consensus expectations are low and companies are hard at work building value.
Thank you for your investment alongside ours in Sound Shore.
Sincerely,
SOUND SHORE FUND

Harry Burn, III
John P. DeGulis
T. Gibbs Kane, Jr.
Co-Portfolio Managers

Important Information
The Standard & Poor's 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks.  It is not possible to invest directly in an Index.

This letter may contain discussions about certain investments both held and not held in the portfolio.  As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk.  Percent of net assets as of 3/31/17:  Allergan PLC:  2.85%; Occidental Petroleum Corporation:  3.25%; and Oracle Corporation:  3.44%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk:  Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk:  The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations.  The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 3/31/17 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

You should consider the Fund's investment objective, risks, charges and expenses carefully before investing. The summary prospectus and/or the prospectus contain this and other information about the Fund and are available from your financial intermediary or www.soundshorefund.com.  The summary prospectus and/or prospectus should be read carefully before investing.

Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
MARCH 31, 2017 (Unaudited)

	Share Amount	Value
Common Stock (97.7%) (a)
Consumer Discretionary (8.2%)
CBS Corp., Class B	777,300	$53,913,528
Comcast Corp., Class A	1,310,600	49,265,454
Liberty Global PLC, Class C (b)	1,760,500	61,687,920
		164,866,902
Consumer Staples (5.3%)
Walgreens Boots Alliance, Inc.	660,400	54,846,220
Wal-Mart Stores, Inc.	724,000	52,185,920
		107,032,140
Energy (11.2%)
Antero Resources Corp. (b)	2,470,100	56,342,981
BP PLC, ADR	1,356,950	46,841,914
Occidental Petroleum Corp.	1,030,150	65,270,304
Total SA, ADR	1,108,150	55,872,923
		224,328,122
Financials (20.3%)
Aon PLC	466,950	55,422,295
Bank of America Corp.	2,625,150	61,927,289
Berkshire Hathaway, Inc., Class B (b)	331,800	55,304,424
Capital One Financial Corp.	753,550	65,302,643
Citigroup, Inc.	1,124,800	67,285,536
Invesco, Ltd.	1,741,450	53,340,614
Marsh & McLennan Cos., Inc.	661,300	48,863,457
		407,446,258
Health Care (12.0%)
Allergan PLC	239,350	57,185,502
Merck & Co., Inc.	1,101,100	69,963,894
Pfizer, Inc.	1,745,650	59,718,686
Thermo Fisher Scientific, Inc.	349,100	53,621,760
		240,489,842
Industrials (5.3%)
General Electric Co.	2,029,900	60,491,020
Pentair PLC	717,100	45,019,538
		105,510,558
Information Technology (25.6%)
Alphabet, Inc., Class A (b)	58,350	49,469,130
Analog Devices, Inc.	663,450	54,369,728
Applied Materials, Inc.	1,276,250	49,646,125

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Concluded)
MARCH 31, 2017 (Unaudited)

	Share Amount	Value
Information Technology (25.6%) (continued)
First Data Corp., Class A (b)	4,104,600	$63,621,300
Flex, Ltd. (b)	2,936,950	49,340,760
Hewlett Packard Enterprise Co.	2,666,700	63,200,790
Keysight Technologies, Inc. (b)	1,430,100	51,683,814
Microsoft Corp.	944,500	62,204,770
Oracle Corp.	1,547,850	69,049,588
		512,586,005
Materials (2.7%)
International Paper Co.	1,080,800	54,883,024

Telecommunication Services (2.9%)
Vodafone Group PLC, ADR	2,233,400	59,028,762

Utilities (4.2%)
Calpine Corp. (b)	3,545,650	39,179,433
Exelon Corp.	1,238,850	44,573,823
		83,753,256
Total Common Stock (97.7%) (cost $1,488,392,976)		$1,959,924,869

Short-Term Investments (2.6%)
Money Market Fund (2.6%)
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 0.61% (c)	52,084,772	52,084,772
Total Short-Term Investments (2.6%) (cost $52,084,772)		$52,084,772
Total Investments (100.3%) (cost $1,540,477,748)		$2,012,009,641
Liabilities Less Other Assets (-0.3%)		(5,384,689)
Net Assets (100.0%)		$2,006,624,952

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund's institutional class shares 30-day yield as of March 31, 2017.
ADR American Depositary Receipt
PLC Public Limited Company

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$510,461,602
Gross Unrealized Depreciation	(38,929,709)
Net Unrealized Appreciation	$471,531,893

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.
NOTES TO SCHEDULE OF INVESTMENTS
MARCH 31, 2017 (Unaudited)

1. Organization
Sound Shore Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "Act"). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.
The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the "Board") may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.
Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.
2. Significant Accounting Policies
This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.
The following represents the significant accounting policies of the Fund:
a. Security Valuation
Exchange-traded securities including those traded on the National Association of Securities Dealers' Automated Quotation system ("NASDAQ"), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value ("NAV").
The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.
NOTES TO SCHEDULE OF INVESTMENTS (Concluded)
MARCH 31, 2017 (Unaudited)

Valuation inputs used to determine the value of the Fund's investments are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical assets
Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.
The following table summarizes the Fund's investments categorized in the fair value hierarchy as of March 31, 2017:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$1,959,924,869	-	-	$1,959,924,869
Short-Term Investments	52,084,772	-	-	52,084,772
Total Investments	$2,012,009,641	$-	$-	$2,012,009,641

At March 31, 2017, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industy type.
The Fund's policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels as of March 31, 2017, based on the valuation input Levels on December 31, 2016.
b. Security Transactions
Security transactions are recorded on a trade date basis.
3. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser
Sound Shore Management, Inc.
Greenwich, Conneticut

Administrator
Atlantic Fund Administration, LLC
Portland, Maine

Distributor
Foreside Fund Services, LLC
Portland, Maine
www.foreside.com

Transfer and Distribution Paying Agent
Atlantic Shareholder Services, LLC
Portland, Maine

Custodian
MUFG Union Bank, N.A.
San Francisco, California

Fund Counsel
Schiff Hardin LLP
New York, New York

Independent Registered
Public Accounting Firm
BBD, LLP
Philadelphia, Pennsylvania